Exhibit 99.1

                                                                       Exhibit A

                        LAWRENCE B. SEIDMAN, INDIVIDUALLY
                                 100 Misty Lane
                          Parsippany, New Jersey 07054

Principal occupation:  Attorney and Consultant.
Investment employment principally conducted through Seidman & Associates, LLC (Manager), Seidman Investment Partnership, LP and Seidman Investment Partnership II, LP (President of Corporate General Partner), Federal Holdings, LLC (Investment Manager), Broad Park Investors, LLC (Investment Manager), Berggruen Holdings North America, Ltd. (Attorney-In-Fact) and Chewy Gooey Cookies, LP (Investment Manager) and Lawrence B. Seidman, Esq.

                                ANGELA CALI KLOBY
                                11 Commerce Drive
                           Cranford, New Jersey 07016

Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                   BRANT CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016

Principal Occupation: Private Real Estate Investor and Businessman Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                CHRISTOPHER CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016

Principal Occupation: Part-Time Musician
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                  JOHN R. CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016

Principal Occupation:Private Real Estate Investor and Businessman
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                   JONNA CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016

Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                    ROSE CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016

Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                 DENNIS POLLACK
                                825 Third Avenue
                            New York, New York 10022

Principal Occupation: Businessman and Private Investor.
Employment conducted through: Mr. Pollack is currently Director of Marketing for Laurus Funds, LLC, a company involved in asset based lending, located at 825 Third Avenue, New York, New York, 10022.

                                 HAROLD SCHECHTER
                                 34 33rd Street
                            New York, New York 10001

Principal Occupation: Businessman and Private Investor.
Employment conducted through: Mr. Schechter is currently Vice President and Chief Financial Officer of Global Design Concepts, Inc., a mid size importer and distributor of accessories and handbags, located at 34 33rd Street, New York, New York, 10001.

                                 RAYMOND VANARIA
                              155 North Dean Street
                           Englewood, New Jersey 07631

Principal Occupation: New Jersey licensed Certified Public Accountant. Employment conducted through: Mr. Vanaria is currently a partner of Malesardi, Quackenbush, Swift & Company, LLC, Certified Public Accountants, located at 155 North Dean Street, Englewood, New Jersey, 07631.

                                  PETER R. BRAY
                                 100 Misty Lane
                          Parsippany, New Jersey 07054

Principal Occupation: Attorney
Employment conducted through: Mr. Bray is an attorney and member of Bray, Chiocca & Miller, LLC, located at 100 Misty Lane, Parsippany, New Jersey 07054.

                               MICHAEL MANDELBAUM
                                 80 Main Street
                          West Orange, New Jersey 07052

Principal Occupation: Businessman and Private Investor.
Manager of Broad Park Investors, LLC.

                               JONATHAN MANDELBAUM
                                 80 Main Street
                          West Orange, New Jersey 07052

Principal Occupation: Businessman and Private Investor.
Manager of Cavity, LLC, the General Partner of Chewy Gooey Cookies, LP.

             ADDITIONAL INFORMATION CONCERNING THE REPORTING PERSON
 DIRECTORS OF BERGGRUEN HOLDINGS NORTH AMERICA LTD. AND BERGGRUEN HOLDINGS LTD.:

                                       PRINCIPAL                  NAME/PRINCIPAL
                                      OCCUPATION/               BUSINESS/ADDRESS OF
NAME                                  EMPLOYMENT                PRINCIPAL EMPLOYMENT               CITIZENSHIP
---------------------------   ---------------------------   ---------------------------   ---------------------------
Nicolas Berggruen             President of Berggruen        Berggruen Holdings, Inc.      United States
                              Holdings, Inc.                1114 Avenue of the Americas
                                                            Forty First Floor
                                                            New York, NY 10036

Jared Bluestein               Chief Operating Officer       Berggruen Holdings, Inc.      United States
                              of Berggruen Holdings,        1114 Avenue of the Americas
                              Inc.                          Forty First Floor
                                                            New York, NY 10036

Graham Cook                   Managing Director of TMF      Bison Financial Services      United Kingdom
                              Limited and of Bison          Ltd
                              Financial Services            Mill Mall, PO Box 964
                              Limited                       Road Town, Tortola
                                                            British Virgin Islands

              SENIOR LEVEL EMPLOYEES OF MAITLAND TRUSTEES LIMITED:

                                        PRINCIPAL                 NAME/PRINCIPAL
                                       OCCUPATION/              BUSINESS/ADDRESS OF
NAME                                   EMPLOYMENT               PRINCIPAL EMPLOYMENT              CITIZENSHIP
---------------------------   ---------------------------   ---------------------------   ---------------------------
S Georgala                    Senior Level Employee of      Falcon Cliff, Palace Road     Luxembourg
                              Maitland Trustees Limited     PO Box 75, Douglas
                                                            Isle of Man, IM99 1EP,
                                                            British Isles

RC Kerr                       Senior Level Employee of      Falcon Cliff, Palace Road     Ireland
                              Maitland Trustees Limited     PO Box 75, Douglas
                                                            Isle of Man, IM99 1EP,
                                                            British Isles

AF Knight                     Senior Level Employee of      Falcon Cliff, Palace Road     United Kingdom
                              Maitland Trustees Limited     PO Box 75, Douglas
                                                            Isle of Man, IM99 1EP,
                                                            British Isles

JB Mills                      Senior Level Employee of      Falcon Cliff, Palace Road     Ireland
                              Maitland Trustees Limited     PO Box 75, Douglas
                                                            Isle of Man, IM99 1EP,
                                                            British Isles

                                       PRINCIPAL                  NAME/PRINCIPAL
                                      OCCUPATION/               BUSINESS/ADDRESS OF
NAME                                   EMPLOYMENT               PRINCIPAL EMPLOYMENT              CITIZENSHIP
---------------------------   ---------------------------   ---------------------------   ---------------------------
HRW Troskie                   Senior Level Employee of      Falcon Cliff, Palace Road     The Netherlands
                              Maitland Trustees Limited     PO Box 75, Douglas
                                                            Isle of Man, IM99 1EP,
                                                            British Isles

PJ Wentzel                    Senior Level Employee of      Falcon Cliff, Palace Road     South Africa
                              Maitland Trustees Limited     PO Box 75, Douglas
                                                            Isle of Man, IM99 1EP,
                                                            British Isles

RJ Whillis                    Senior Level Employee of      Falcon Cliff, Palace Road     Canada
                              Maitland Trustees Limited     PO Box 75, Douglas
                                                            Isle of Man, IM99 1EP,
                                                            British Isles

RL Worsdale                   Senior Level Employee of      Falcon Cliff, Palace Road     South Africa
                              Maitland Trustees Limited     PO Box 75, Douglas
                                                            Isle of Man, IM99 1EP,
                                                            British Isles

EW Wilkinson                  Senior Level Employee of      Falcon Cliff, Palace Road     United Kingdom
                              Maitland Trustees Limited     PO Box 75, Douglas
                                                            Isle of Man, IM99 1EP,
                                                            British Isles

                     ASSOCIATED CORPORATIONS/ORGANIZATIONS:

                                                                                             ADDRESS OF PRINCIPLE
                                        PLACE OF                                              BUSINESS/PRINCIPLE
NAME                                 INCORPORATION               PRINCIPAL BUSINESS            EXECUTIVE OFFICE
---------------------------   ---------------------------   ---------------------------   ---------------------------
Berggruen Holdings, Ltd.      British Virgin                Investment Company            1114 Avenue of the
                              Islands                                                     Americas
                                                                                          Forty First Floor
                                                                                          New York, New York 10036

Tarragona Trust               British Virgin                Trust                         Falcon Cliff, Palace Road
                              Islands                                                     PO Box 75, Douglas
                                                                                          Isle of Man, IM99 1EP,
                                                                                          British Isles

Maitland Trustees             British Virgin                Corporate Trustee of          Falcon Cliff, Palace Road
Limited                       Islands                       Tarragona Trust               PO Box 75, Douglas
                                                                                          Isle of Man, IM99 1EP,
                                                                                          British Isles